UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Ms. Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
(Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report  |  March 31, 2021

Table of Contents

Shareholder Letter	1
Manager Commentary	19
Disclosure of Fund Expenses	23
Schedule of Investments	25
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	30
Notes to Financial Statements	32
Additional Information	41

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Dear Partners:

For the six-month period ended March 31, 2021, The Cook & Bynum Fund (the “Fund”) and the MSCI All Country World Index (“MSCI ACWI”) were up 20.72% and 19.93%, respectively.  Since inception on July 1, 2009 through March 31, 2021, the Fund grew 5.64% per annum compared to 11.11% for the MSCI ACWI.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Successful Exit of Lindley Investment

Just prior to quarter-end, we successfully exited the Fund’s investment in Corporación Lindley.  Based in Lima, Lindley bottles, distributes, and markets soft drinks, fruit juices, water, and sports drinks in Peru.  The company has the exclusive rights to produce Coca-Cola products in the country, including Inca Kola, which is the top-selling carbonated drink with a 33% market share (Coca-Cola is a strong #2).

In late 2015, Arca Continental, a fellow holding of the Fund, agreed to acquire a controlling interest in the business.  This change in control dislodged other shares, and we started building our position in early 2016 and have added to our stake opportunistically on a couple of occasions in 2016 and 2017.  Lindley was a unique opportunity for the Fund – one that we identified and were prepared to take advantage of because of our underwriting history with the company and our familiarity with Arca, the Coca-Cola system, and South American businesses generally.  Given its limited float and concentrated ownership by the Lindley family originally and by Arca now, the company neither had nor has any sell-side analyst coverage in the U.S. or in Peru.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Before our initial investment, we had spent time on the ground in the country during a series of research trips, including meeting with Lindley’s management and surveying the bottler’s execution in the market.  Our findings suggested that Lindley was falling short – there were clear opportunities to improve execution and increase investment in certain parts of the business.  Given our history and familiarity with Arca, we understood that the Mexican-based bottler was the perfect partner to help address and solve these operational shortcomings in Peru.  Since taking over in late 2015, Arca has successfully completed a series of initiatives and instilled best practices at Lindley1 to: (i) overhaul point of sale execution to drive revenue gains, and (ii) materially improve distribution across the Lindley network to enhance customer service and decrease delivery costs.  For example, Arca made long-term investments in coolers to increase sell-through overall and of higher-margin SKUs, expanded and improved Lindley’s returnable offerings to satisfy consumer demand, and enhanced operational efficiencies with capital investments in new production and distribution facilities.  The impact on absolute earnings and margins has been pronounced:

Figure 1. Annual Operating Profits (in Peruvian Sol)
and Margins since Arca’s Purchase

Source: Company filings.  Data through fiscal year end 2020.

The fundamentals of Lindley’s end markets were and are attractive.  According to the World Bank, Peru grew its gross domestic product (“GDP”) over 3% on average since 2015, which was a nice tailwind for personal consumption.  The company also benefited from increasing annual per capita consumption of ready-to-drink products.  Arca has been focused on increasing this per capita

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[1]	Arca has used the same playbook to improve margins substantially in its U.S. territories it acquired in 2018. We expect Arca to use this playbook again in future acquisitions.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

consumption from the low 200s of eight-ounce servings of Coke products to a level closer to its other markets.  For example, per capita consumption is over 900 in Arca’s Mexican territory, while per capita consumption in Chile and the U.S. is greater than 400.  We expect countries with per capita GDPs like Peru to steadily switch to ready-to-drink beverages over the next 20 years.  Despite some obstacles and with the benefit of these demographic tailwinds, Arca was able to improve the business substantially.

We sold our shares at a significant premium to Lindley’s then-prevailing market price.  The Fund compounded its capital in Lindley at an 8% annualized rate for a 50% cumulative return over the life of its investment.  Thanks to the strong operational results and improvements in Lindley’s business, we achieved this outcome despite (i) a contraction in Lindley’s valuation multiple from 7.5x forward enterprise value-to-EBITDA2 when we bought shares in early 2016 to 7.1x forward when we sold these shares, and (ii) a ~10% weakening of the Peruvian sol against the U.S. dollar.  Lindley generated these strong operational results in the face of a GDP growth slowdown, a sugar tax increase, and an implementation of nutrition labeling laws, which many analysts cite as enormous risks for Coca-Cola bottlers, but which we believe are readily manageable.  We remain constructive about Lindley’s future.  It may take until late 2021 or early 2022 for Lindley to fully bounce back from the pandemic, but the company is well-positioned to potentially grow revenues and improve margins over the long term.

Portfolio Update: 2020 Year in Review + Looking Forward

Bottlers
One of the key characteristics that we prize with bottlers is the underlying reliability and predictability of their earnings.  In past economic downturns, the performance of these businesses was particularly resilient, as consumer demand for their goods was income inelastic, meaning revenues and earnings held up well even in difficult macroeconomic conditions.  Volumes, sales, and profits barely budged during the Great Financial Crisis in 2008 and 2009.  COVID presented a different challenge, as the mobility restrictions that were part of the public response to COVID (to varying degrees depending on the country) prevented consumers from accessing products.  Even then, underlying demand was steady, although the route to market channels did change in many places.  Where consumers were previously buying on-the-go

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[2]
We prefer multiples of operating earnings (EBIT) or owner earnings, but multiples of EBITDA (Earnings before Interest, Taxes, Depreciation, and Amortization) are commonly used and often the only datapoints available for bottlers.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Cokes, waters, and energy drinks at restaurants, sporting events, or convenience stores, they instead concentrated their purchases in supermarkets, neighborhood markets, or warehouse stores.  This shift moved consumption more towards familial sizes from single serve offerings, which was a small headwind to profitability since larger package sizes have lower margins.  Underlying demand, however, held up well.

Figure 2. 2020 Operating Performance for Major Bottlers

*	Denotes a current Fund holding; Coca-Cola FEMSA is owned indirectly through the Fund’s FEMSA investment.

Source: Company filings.

Going forward, volume, revenue, and earnings growth will come from multiple sources.  People in emerging markets will buy more ready-to-drink beverages as their incomes grow, which will drive per capita consumption gains.  A shift in the sales mix towards higher-margin single serve offerings will improve revenue and profit per ounce, which will be reflected in better margins on balance.  Finally, The Coca-Cola Company’s dedication to innovation as part of its “Total Beverage Company” strategic initiative should create new brands and offerings to meet consumers’ evolving preferences.  And beyond Coca-Cola’s offerings, our bottlers are exploring, with The Coca-Cola Company’s support, alcoholic beverage distribution.  They have struck deals with global players like AB InBev and Diageo and local companies like Capel in Chile.  Arca has expanded its original Topo Chico brand that dates from the 1800s by launching Topo Chico Hard Seltzer.

Our group of bottlers remains cheap on an absolute and relative basis.  The best emerging market bottlers deserve valuation parity, if not premiums, to developed market bottlers because of superior growth opportunities and better profitability.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Figure 3. Our Bottlers Trade at Significant Discounts Across the Board

Source: Bloomberg, Cook & Bynum estimates. Prices as of 4/13/21.

The implied valuation of Coca-Cola European Partners’ announced acquisition of Coca-Cola Amatil, which operates in both developed (Australia and New Zealand) and developing markets (Indonesia and Papua New Guinea), also indicates that our bottlers are deeply undervalued.  The Amatil deal is valued at 11.6x enterprise value-to-EBITDA, which is above the 11x average enterprise value-to-EBITDA multiple paid in acquisitions within the Coca-Cola system over the past decade.  These multiples much more closely reflect intrinsic value for a large bottler and are a huge premium to where our bottlers trade currently.

Figure 4. Amatil Acquisition Multiple Implies Significant
Upside from Current Prices

Source: Bloomberg, Cook & Bynum estimates. Prices as of 4/13/21.

A brief recap of 2020 results and our future expectations for each bottler in the Fund’s portfolio follows immediately below.  For context, our bottler (and brewer) investments have significant exposure to consumers in South American countries where COVID case counts and deaths are high, mobility restrictions still exist for now on a rolling and targeted basis, and the size of the middle-class has shrunk temporarily because of large GDP contractions. As the Southern Hemisphere enters its winter season with low vaccination rates, we expect

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

economies to remain weakened for the next six months (Chile is a notable exception).  We do anticipate vaccines to be widely available in South America by the end of the 2021, which should end the pandemic on the continent.  At that stage, increased mobility will be an additional and growing tailwind.

Arca Continental

For 2020, total sales and EBITDA were up 4% and 6%, respectively.  Arca’s recovery accelerated during the fourth quarter as volumes rose year-over-year and EBITDA grew 8%.  With capex down meaningfully in 2020, free cash flow was particularly strong.  Results did vary by market, however, as 2020 was a tale of two operating environments within Arca’s geographic footprint.

Mexico and Texas had relatively lighter mobility restrictions, and these markets led the way.  Mexico, which is ~50% of Arca’s business, grew sales by 3% and EBITDA by 7%.  Even though it was already at dominant levels, Arca gained an additional 1.2 points in value share in its Mexican footprint.  Arca continued to make great progress in its U.S. markets (Texas and parts of Oklahoma, Arkansas, and New Mexico), which represent about 25% of its total business.  Sales and EBITDA in U.S. dollars expanded 1% and 8%, respectively, with EBITDA margin increasing by 80 basis points.  Arca bettered its 3-year synergy target for its U.S. territories by the end of 2020.  Bokados, Arca’s snack brand in Mexico, had an exceptional year with double-digit sales and profitability growth.

Arca’s South American markets, which include Peru, Ecuador, and northern Argentina, were hit harder and dealt with much more restrictive lockdowns than its Mexican or American markets experienced.  As a result, sales on the continent contracted by 8% in 2020 and EBITDA fell by 12%.  Fortunately, as mobility restrictions lightened towards the end of the year and as summer began in the Southern Hemisphere, the business improved.  Sales remained depressed during the fourth quarter, but EBITDA grew 3% year-over-year thanks to operational efficiencies and a focus on cost reductions.  Particularly as these South American markets recover, we expect Arca to grow again in 2021, with sales and profits substantially above 2020 and 2019 results.

Arca is well-positioned to be a consolidator if attractive territories are available to further add to this footprint.  With its net debt-to-EBITDA at only 0.6x and a demonstrated ability to deliver efficiencies after acquisitions, Arca could realize significant upside to our growth expectations if the company has new acquisition opportunities.  We have also discussed with management other ways to enhance shareholder value by taking advantage of its significant

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

financial flexibility without jeopardizing its pristine balance sheet, which we prize as owners.  These discussions include an ongoing conversation over the last several years about share buybacks.  Arca wants to be careful not to decrease its share float in a way that limits liquidity for its concentrated ownership.  We appreciate this concern, but we are encouraging management to be opportunistic when the price of its own stock is attractive as it is today, especially relative to prices at which Arca could acquire other bottlers.  At a current multiple of 15x 2021 price-to-earnings and given the bottler’s upcoming growth, Arca could generate attractive risk-adjusted returns in a tax-efficient manner by repurchasing its stock.  We would love to own a larger percentage of Arca’s future cash flows without having to deploy more of the Fund’s capital.

Coca-Cola Embonor

Despite the pandemic, Embonor had a strong 2020 as the company grew sales and EBITDA by 7% and 9%, respectively.  Embonor operates in Chile (outside of greater Santiago) and Bolivia, and both markets accelerated sharply into year end with strong fourth quarter results.  We expect this trend to continue into 2021 thanks to several positive factors.  The Chilean economy is recovering well, and the country has one of the world’s fastest vaccine rollouts.  Nearly 40% of Chile’s population has received at least one dose of a vaccine, with the vast majority of its elderly/at-risk population fully vaccinated.  This rate is better than every major country in the world other than Israel and the United Kingdom.  Case counts have increased in recent weeks, but deaths have not risen as fast thanks to this vaccination program.  Increased copper exports in response to higher prices should be a meaningful tailwind for the Chilean consumer in the coming years, especially among the middle class who drive incremental beverage sales.  Copper prices are the highest they have been in a decade, and Chilean producers are responding.  Bolivia had a tougher year than Chile due to much stricter pandemic restrictions, but operations in the country ended the year on a strong note with fourth quarter volumes up 14%.

In addition to better mobility and an improving economic environment for consumers, Embonor is expanding its offerings to help drive growth.  Alongside fellow Chilean bottler Andina, Embonor has been at the forefront of the movement within the Coca-Cola bottling system to distribute alcoholic beverages.  Its efforts touch on multiple categories (liquor and beer) and should be a source of meaningful near and medium-term revenue growth.  While these products have lower margins, they require minimal incremental investment, with almost all gross profit falling straight through to the bottom line.  Embonor has low leverage and paid a 2020 dividend equivalent to a 5%

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

yield.  The company currently trades at 9x 2021 price-to-earnings and 5x 2021 enterprise value-to-EBITDA.  Embonor is an attractive acquisition target, and the stock has significant upside potential if acquired.

Brewers
Brewers faced an ominous outlook at the start of the pandemic given their reliance on on-premise (i.e., bars and restaurants) consumption.  Would people consume their product in lockdown or if bars were closed?  On balance, the answer turned out to be a clear and resounding yes, although mobility restrictions did have an impact.

Anheuser-Busch InBev (ABI)

ABI’s higher leverage and emerging market exposure magnified these concerns about an immediate and large drop-off in consumption, and consequently its share price was down 57% from January 1st, 2020 to its trough on March 18th, 2020.  We were confident in ABI’s liquidity even in the direst of outcomes from the pandemic since its debt was long duration (16 year weighted average maturity) and had no financial covenants.  We also believed that any near-term impact of the pandemic would not persist in a way that reduced ABI’s long-term earnings power.  After selling about one-third of the Fund’s stake in January 2020 at $80 per share, we took advantage of the rapid drawdown in March and increased the position at $41 per share by almost 40% – making it almost as large as it was before we sold in January.  The stock currently trades at around $75 per share.

As we expected when we repurchased shares in March, the business proved its resilience, with reality much better than the market’s March expectations – 2020 volume was down 6%, organic revenue contracted 4%, and organic EBITDA fell 13%.  The second half of 2020 was positive year-over-year as volumes were up 3% in the third quarter and 2% in the fourth quarter, while organic revenues expanded even faster at 4% and 5%, respectively.  We expect ABI to emerge from the pandemic in an even stronger competitive position and with a wider moat as the company’s operational excellence drove market share improvements in key geographies like the U.S., Brazil, Mexico, and Europe.  ABI was an early mover in direct-to-consumer offerings and the digital empowerment of its salesforce and customers/retailers.  These best-in-class capabilities position the company for further gains.  The new CEO at Heineken is trying to close the gap with ABI’s operational excellence.  He recently announced a restructuring program to reduce head-office personnel costs by 20% in pursuit of higher margins more in-line with ABI’s.  This labor reduction to expand margins is a positive signal from the world’s second largest brewer about the competitive dynamics of the beer industry.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

A successful premiumization effort and growing per capita consumption in ABI’s primarily emerging market footprint should help drive revenue and profit growth for decades.  The sizeable devaluation of some emerging market currencies in 2020 (e.g., the Brazilian real) and ABI’s strategy of hedging currencies on a rolling 12-month-basis will adversely impact profitability in 2021, but that should improve in 2022 and beyond.  We continue to believe the dominant competitive position of ABI in most of its footprint and low consumer price elasticity for its products allows it to fully pass on local currency inflation and commodity cost inflation to consumers over the medium term.  Risk-adjusted returns are attractive from current prices, with ABI trading at a mid-teens 2022 price-to-earnings multiple. We believe ABI to continue with its efforts in executing better than its competitors and to also build equity value by deleveraging its balance sheet.

Backus y Johnston

Peru has had one of the toughest pandemic experiences globally.  The country has registered 1,600 deaths per million (slightly lower than the U.S.) and a GDP decline of 11% (versus global GDP down 3%), as it implemented one of the harshest lockdowns globally in the second quarter of 2020.  Amid these severe restrictions in mobility, the production and sale of alcohol was prohibited for two months.

Backus’ business was obviously severely impacted, with 2020 sales down 24% and net income down 40%.  The year did end on a good note, however, as sales were up 2% year-over-year in the fourth quarter, which is the largest seasonal quarter because it includes summer and Christmas.  We expect rolling but much less strict lockdowns, like the ones implemented in late January and over Easter weekend, to be modest headwinds throughout 2021.  With potential herd immunity reached by the end of this year via vaccinations and viral spread, we believe Backus’ 2022 results should surpass 2019 with a return to the company’s long-term earnings growth trend.  Macroeconomic conditions should be generally supportive, as Peru has the highest expected annualized GDP growth potential of any country in the Western Hemisphere over the next five years.  The economy and Backus will benefit tremendously from rising prices and production for copper, which is Peru’s largest and most important export.

As the company typically does, Backus is paying out 100% of 2020 net income as dividends.  In fact, the Fund has received dividends worth 6.5% of today’s price during the pandemic, which demonstrated the resiliency of the business in a true “worst-case scenario.”

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Liberty Latin America
The market’s outlook for Liberty Latin America was also decidedly pessimistic at the start of the pandemic due to its leveraged balance sheet and its exposure to tourism-dependent economies.  The business proved resilient with 2020 organic revenues and EBITDA both down only 3%, while generating $150 million in free cash flow.  Outside of challenges in Chile, Liberty Latin America had an exceptionally strong year in its fixed broadband offering.  It grew subscribers/users at a healthy clip and increased average revenue per user around 2%, which was a powerful combination for sales and profitability.  On the other hand, the environment for the company’s mobile business was especially difficult, particularly in Caribbean pre-paid markets, which were hurt by the halt in tourism and the associated limitations to mobility during the lockdown.  Pre-paid customers do not need as much network access if they are stuck at home.

The results for Liberty Latin America’s Puerto Rico business stood out for the year, as it grew both sales and operating profits by 10% in 2020.  The company closed the acquisition of AT&T’s mobile (mostly post-paid) business during the fourth quarter, and management is in the process of integrating the operations to start realizing the expected synergies from the transaction.  This division is now Liberty Latin America’s single largest market and has the best margin profile of any of its divisions.

Moving into 2021, management has continued to invest significant capital at attractive returns on invested capital to pass more homes and expand its broadband footprint in several markets.  The acquisition of Telefonica’s Costa Rican wireless assets should close this summer.  Although smaller than the Puerto Rico acquisition, this transaction is based on a similar fixed-mobile convergence investment thesis.  Liberty Latin America is combining its fast-growing fixed broadband offering with a strong wireless franchise to realize significant cost synergies, cross-sell the combined offerings, and increase customer stickiness/decrease customer churn.  We have talked extensively with management about the company’s M&A strategy, and we expect acquisitions to remain an important form of growth if management can continue finding attractive targets at compelling prices.

Liberty Latin America trades at 10x 2021 price-to-owner-earnings.  The company has revenue momentum with a growing fixed business, expects a normalization of its B2B and mobile offering coming out of the pandemic, and should realize synergies from both its recently-completed Puerto Rico and to-be-completed Costa Rica acquisitions.  Leverage is currently elevated at

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

4.3x net debt-to-EBITDA, which is more than our preference for its balance sheet.  However, we understand clearly that this heightened leverage is core to Liberty Latin America’s approach, as it is for other companies under the John Malone umbrella.  Importantly, the debt is well structured and trades above par, and the company has had no trouble accessing the capital markets even with the pandemic’s challenges this year.

FEMSA
FEMSA’s retail operations, which represent the majority of the company’s intrinsic value, performed admirably since our purchase last Fall.  During 2020, the Comercio Proximity division, which operates Oxxo convenience stores, had revenue fall by 2% and EBITDA decline by 16%.  Profits were down more than revenue because of operating deleverage and store-related sanitary expenses, but this result was acceptable given Oxxo’s reliance on foot traffic and the extent of the mobility restrictions in its markets.  As mobility has increased, same store sales have improved each quarter since the pandemic began, from -12% in the second quarter, to -9% in the third quarter, and -4% in the fourth quarter.  We expect further recovery in 2021.  On the other hand, the Comercio Health division, which operates pharmacies in multiple Latin American markets, enjoyed 2020 revenue and EBITDA growth of 11% and 15%, respectively.  The business benefited from an increased focus on health among consumers, with same store sales still up over 15% in the fourth quarter of 2020.

Multiple growth opportunities remain for FEMSA.  Comercio Proximity should return to aggressive store rollouts in Latin America as the pandemic subsides throughout 2021 and mobility returns to normal by the end of the year.  In December 2020, FEMSA opened its first Oxxos in Brazil.  The country represents a huge opportunity if FEMSA can gain traction.  The company is also opening stores in other South American countries in 2021, and we expect selective acquisitions of convenience store chains in South America to continue.  Comercio Health will also continue with its organic and inorganic growth initiatives.  FEMSA completed limited launches of both its digital wallet (called Spin3) and loyalty program in Mexico, and the company aims to accomplish a full rollout in 2021. Beyond these primary growth initiatives, FEMSA remains on track to begin disclosing more financial information on its other business ventures (e.g., Logistics, Jan-San, Restaurant Depot) following the first quarter of this year, which should help further assuage concerns about management’s capital allocation.

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[3]	Please visit https://spinbyoxxo.com.mx/ to learn more.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Figure 7. FEMSA Acquired the OK Market C-Store Chain in Chile;
We Visited Several in Late ‘19

Using current market prices/values for its Heineken and Coca-Cola FEMSA stakes (which are themselves modestly undervalued), FEMSA’s retail stub currently trades at 9x 2021 enterprise value-to-EBITDA and 16x 2021 enterprise value-to-EBIT.  This is an attractive valuation for a retailer that is largely immune from e-commerce and has the potential to grow earnings well into the double digits for the next ten years at high returns on capital.

Berkshire Hathaway
2020 revenue was down 4% largely in-line with the fall in U.S. GDP, while pre-tax profits fell by 8%.  We expect Berkshire’s revenue to recover alongside the U.S. economy in 2021, with earnings potentially growing faster thanks to operating leverage and the broad hardening within insurance markets that should drive profitability in the company’s insurance segment.  Berkshire’s insurance operation, its biggest and most important business, currently has demonstrated it has the most capital of any company in the industry and is able to take on certain giant risks that other underwriters cannot.

Berkshire completed $25 billion of share repurchases in 2020, which is an intelligent use of capital as long as Berkshire’s stock is modestly priced.  Even after those purchases and meaningful growth capital investment into its existing businesses, especially its regulated energy utilities and railroads, the company is currently holding $135 billion in cash.  We hope attractive opportunities will emerge soon for this cash.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Archegos Capital & the Impact of Portfolio Leverage

As markets have clearly demonstrated over the past year, stocks can trade at any price in the short term.  Introducing leverage to a portfolio of stocks means this price variability can carry out an investor with a drawdown in prices. We wrote in early 2008 that the long run expected return of a levered portfolio is -100%:

“As value investors, we make the assumption that the market is irrationally pricing a security now, and we expect the market to value the same security more rationally in the future. However, we have no expectation nor guarantee that the market will not value a security substantially more irrationally in the interim. The intrinsic value of a security is the discounted value of all future dividends (John Burr Williams). We assume that securities trade in some mound-shaped distribution, whose mean is the intrinsic value and which may or may not be normally distributed. Given this set of assumptions, we believe cutting off one of the tails by using leverage will lead to bankruptcy in the long run. The long run might be one thousand years, but the math still dictates that such a strategy will inevitably result in ruin if you believe that there is no limit to how irrationally a security can be priced either in magnitude or over time. Additionally, the more leverage that is used, the more of the tail that is cut off. Borrowing money to buy assets necessarily narrows the range of deviations from intrinsic value an investment can have without causing bankruptcy. Additionally, psychological factors frequently cause participants to underestimate the likelihood of ‘rare’ events such as the proverbial ‘hundred-year flood’ by a factor of ten.”

This outcome is not a hypothetical, and market history is littered with cautionary tales about this type of reckless portfolio construction.  You may have read about the spectacular blow-up of Archegos Capital in the news recently.  The family office was reportedly employing leverage of between 5 to 10 times (or greater) for a concentrated portfolio of technology and media stocks.  With rapid price appreciation in a few of the holdings in the past 6 to 12 months, Archegos’ equity had grown to as much as $10 billion or more.  It was ALL wiped away in a matter of days, with the dizzying decline precipitated by a fall in the price of one of its major holdings, ViacomCBS, after an announced capital raise.  In the end, this price drop and other

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

sympathetic adverse price movements started a cascade of margin calls (and associated block sales of margin collateral) that carried Archegos out.  Archegos’ leverage meant that it no longer controlled its fate – that was decided by its lenders – and what may ultimately have been a temporary impairment of capital turned into a permanent one.  As long-term investors focused on minimizing the likelihood of a permanent impairment of capital, we will not employ a strategy whose long run expected return is -100% with our own money or yours.

The Long-Term Effect of Engagement Algorithms on Earnings

In the last decade, we have watched internet/social media companies iterate and improve user engagement first through a deluge of A/B tests and now through machine learning techniques.  Powerful computers are collecting mountains of data about a wide variety of behaviors related to your clicks, scrolls, pinch zooms, locations, etc. to best learn how to engage your attention with these companies’ platforms and ultimately increase the value of the ads sold on these platforms.  Their product is not access to your friends’ photos or to superior search results.  Instead, their product is YOU, as they sell your time/attention and their ability to marginally change your behavior.  This paradigm has always been true for ad-supported media from newspapers to radio to broadcast television.  However, algorithms can now test and iterate to incredibly specific stimuli to engage an individual user optimally, with optimally defined as being best positioned to marginally change your behavior (e.g., buying the extra belt that matches the boots that you were not intending to buy until you were served the ad for Thursday Boot Company based on your previous searches for footwear).  We will leave it to others to make judgements for themselves and their families about the merits and pitfalls of these algorithms molding behavior in search, web browsing, social media, stock market trading, gambling, education, fitness, health, etc.  We can certainly imagine ways these algorithms can be used for good and evil.

The rise of market makers that use computer systems to participate in the spread between buyers and sellers has fundamentally altered stock trading.  This new profit pool means brokers can be paid more by dealers/market makers for order flow than they can earn by charging trading commissions.  Discount brokers responded with $0 commissions to create as much order flow as possible, and they have iterated to other strategies that drive engagement and more trading in all types of securities4.  With this background,

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[4]	Analogous to the social media example above, in many cases a broker’s client has changed from you (i.e., account holders) to the market makers.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Jason Zweig’s column “I Started Trading Hot Stocks on Robinhood. Then I Couldn’t Stop.” in The Wall Street Journal and his follow up column “When the Stock Market Is Too Much Fun” caught our attention earlier this year.  Zweig lays out the clever ways engagement algorithms and gamification are being used to increase user interest/activity and collect stock trading order flow.  Increased retail stock market participation is a hallmark of almost every stock market cycle, and technology innovations and reductions in transaction costs have played a part in growing participation in the past.

Figure 1. Robinhood Screenshots Show Gamification
and Other Engagement Tactics

Source: https://twitter.com/petershk/status/1344286419380916228

This application of engagement algorithms to encourage stock trading got us thinking about implications for other industries.  How can engagement algorithms change other industries now and in the future?  Engagement algorithm prerequisites include the ability to gather data on individual user behavior and the ability to personalize the experience for this user.  The data from smart phone apps are readily attainable as devices track your location, clicks, scrolls, pinches, likes, shares, time spent on particular content, and the similar activity of your self-identified friends.  The machines can be starved of much of these data if a user goes to the trouble to limit or block their collection, but most users do not.  In other fields like brick & mortar retail, the collection of data is not as simple, but retailers are innovating.  Map applications are seeking to pair search queries and location data with

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

payment data from credit card companies.  In the future, facial recognition combined with eye tracking and RFID chips will increasingly present opportunities to marginally change user behavior in a customized way in physical places.  Wearables will also play a role.  Smart watches might record when your pulse quickens while viewing an ad or making a particular purchase.  Smart glasses might track your eye movements to see what catches your attention.  Separately, automobiles and appliances have the potential to collect large amounts of user specific data.  Opportunities abound for feeding and then applying engagement algorithms in fitness, medical care, airline travel, workplaces, payments, education, etc.  We are left with a series of questions for any industry we research, including:

•	What is currently possible technologically? What will be possible as data collection improves and expands?

•
How might that transform the competitive dynamics in the industry?  Will the transformation mostly accrue to entrenched industry leaders, to industry disruptors that best understand how to employ engagement algorithms, or to the technology companies that sell the algorithms?

•	Will users and/or voters prevent certain industries or companies from collecting data or employing engagement algorithms?

Satisfactory answers to these questions are essential to predicting earnings for 2030-2050 for a wide variety of companies and industries.  Most of our companies are making efforts to enhance their business with these tools.  For example, even though FEMSA’s Oxxo stores have a loyalty program and Mexico’s most popular debit card, most customer purchases go unrecorded.  Under its new digital strategy initiative, however, Oxxo is combining an expanded loyalty program with a digital wallet to better follow and personalize the customer experience.

In general, our portfolio is less exposed to these changes as one of the beverage industry’s appeals is that it is less susceptible to technological obsolescence.  But for many companies that we research, we suspect that the impact will be greater disruption for the current leaders.  In all cases, we continue to build our research and refine our thinking about how these engagement algorithms may impact our expectations and risks for long-dated owner earnings and cash flows in our valuation models.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

David A. Hobbs, Jr.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 15.4% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2021 (Unaudited)

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Manager Commentary
March 31, 2021 (Unaudited)

As of March 31, 2021 the unaudited net asset value (NAV) attributable to the 4,766,642 shares outstanding of The Cook & Bynum Fund (“Fund”) was $13.08 per share. This NAV compares with an audited NAV of $10.87 per share as of the Fund’s Annual Report dated September 30, 2020.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.21

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	24.86%	-3.46%	0.13%	3.73%	5.64%
MSCI ACWI Index Net(2)	54.60%	12.07%	13.21%	9.14%	11.11%

(1)	Fund inception date of July 1, 2009.
(2)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. You cannot invest directly in an index.

As of March 31, 2021 the gross and net expense ratios of the Fund were 2.27% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through November 5, 2022.  For additional information, please reference Note 4 in the Notes to Financial Statements.

The Cook & Bynum Fund	Manager Commentary
March 31, 2021 (Unaudited)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the Fund’s benchmark.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.21

The Cook & Bynum Fund	Manager Commentary
March 31, 2021 (Unaudited)

Portfolio Changes for the six months ended 3.31.2021

New Holdings	Eliminations
None	Corporación Lindley SA

We fully and successfully exited the Fund’s investment in Corporación Lindley SA in late March.  We sold these shares at a meaningful premium to Lindley’s then-prevailing market price.  Please see the Shareholder Letter section found earlier in this report for a more comprehensive post-mortem of our investment in Lindley.

Performance Contribution

All of the Fund’s positions were positive contributors to its 21% return during the six months ended March 31, 2021.  Almost 8% of this gain was due to the 60% appreciation in Liberty Latin America’s stock price.  Arca Continental, Anheuser-Busch InBev, Berkshire Hathaway, and Coca-Cola Embonor each contributed approximately 3% to the overall gain.  FEMSA added another 2%, while Backus y Johnston and Corporación Lindley were smaller contributors.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves.  At period end, the Fund had 15.4% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquid position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Cook & Bynum Fund	Manager Commentary
March 31, 2021 (Unaudited)

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  Your portfolio manager does not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was detected globally in March of 2020 and has been characterized as a pandemic by the World Health Organization. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers, and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing.  To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2021 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the year from October 1, 2020 through March 31, 2021.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2021 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/20 to	Expense
	10/1/20	3/31/21	3/31/21(1)	Ratio
Actual Fund Return	$1,000.00	$1,207.20	$8.20	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2021 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (13.1%)

Conglomerates (13.1%)
Berkshire Hathaway, Inc. – Class B(1)	32,013	$8,178,361
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,335,410)		$8,178,361

FOREIGN COMMON STOCKS (59.2%)

Breweries (21.6%)
Anheuser-Busch InBev SA/NV – ADR	128,304	8,063,906
Union de Cervecerias Peruanas
Backus y Johnston SAA(2)	895,303	5,405,062
		13,468,968
Retail – Convenience Stores (6.6%)
Fomento Economico
Mexicano SAB de CV – ADR	54,513	4,106,464

Soft Drink Bottling and Distribution (15.7%)
Arca Continental SAB de CV	1,986,195	9,766,022

Wired and Wireless
Telecommunications Carriers (15.3%)
Liberty Latin America Ltd. – Class A(1)	81,841	1,050,020
Liberty Latin America Ltd. – Class C(1)	654,782	8,499,070
		9,549,090
TOTAL FOREIGN COMMON STOCKS
(Cost $42,409,841)		$36,890,544

FOREIGN PREFERRED STOCKS (12.6%)

Soft Drink Bottling and Distribution (12.6%)
Coca-Cola Embonor SA – Class B	5,301,259	7,869,824
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,461)		$7,869,824

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2021 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (1.2%)

Money Market Deposit Account (1.2%)
U.S. Bank Money Market
Deposit Account, 0.002%(3)	$763,228	$763,228
TOTAL SHORT-TERM INVESTMENTS
(Cost $763,228)		$763,228
TOTAL INVESTMENTS (86.1%)
(Cost $55,633,940)		$53,701,957
TOTAL CASH INCLUDING
FOREIGN CURRENCY (14.2%)		8,871,537
TOTAL LIABILITIES IN EXCESS
OF OTHER ASSETS ((0.3)%)		(222,147)
NET ASSETS (100.0%)		$62,351,347

(1)	Non-income producing security.
(2)
This security was deemed illiquid due to the inability to sell the entire position within 7 days, according to the Fund’s liquidity guidelines. The total value of illiquid securities as of March 31, 2021 was $5,405,062 or 8.7% of net assets.

(3)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of March 31, 2021.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
March 31, 2021 (Unaudited)

ASSETS:
Investments, at value (cost $55,633,940)	$53,701,957
Foreign currency, at value (cost $8,810,329)	8,871,537
Receivable for fund shares sold	16,249
Prepaid expenses	28,287
Total Assets	62,618,030

LIABILITIES:
Payable for foreign currency tax	163,843
Accrued investment advisory fees, net of waiver	38,205
Accrued custody fees	16,292
Other payables and accrued expenses	48,343
Total Liabilities	266,683
NET ASSETS	$62,351,347

COMPOSITION OF NET ASSETS:
Paid-in capital	$66,403,149
Distributable earnings (accumulated deficit)	(4,051,802)
Net Assets	$62,351,347

Shares of common stock outstanding
(unlimited number of shares authorized)	4,766,642
Net Asset Value, Offering and
Redemption Price Per Share	$13.08

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2021 (Unaudited)

INVESTMENT INCOME:
Dividends	$423,051
Total Investment Income	423,051

EXPENSES:
Investment adviser fees	451,051
Fund accounting and administration fees	48,089
Custody fees	43,517
Transfer agent fees and expenses	36,936
Legal fees	31,909
Trustee fees	16,272
Federal and state registration fees	14,934
Insurance fees	13,468
Auditing and tax fees	9,282
Printing fees	7,339
Chief compliance officer fees	6,084
Service fees	5,288
Interest expense	1,867
Miscellaneous expense	1,862
Total expenses before reimbursement	687,898
Less fees reimbursed by investment adviser	(234,980)
Net Expenses	452,918
Net Investment Income (Loss)	(29,867)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	5,311,379
Foreign currency transactions	(158,148)
Total	5,153,231
Net change in unrealized appreciation (depreciation) on:
Investment securities	4,453,271
Foreign currency translation	1,946,559
Total	6,399,830
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions	11,553,061
Net Increase (Decrease) in
Net Asset from Operations	$11,523,194

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2021	September 30,
	(Unaudited)	2020
FROM OPERATIONS:
Net investment income (loss)	$(29,867)	$160,967
Net realized gain (loss) on investments
and foreign currency transactions	5,153,231	(7,132,270)
Net change in unrealized
appreciation (depreciation) on investments
and foreign currency translation	6,399,830	(18,934,273)
Net Increase (Decrease) in
Net Assets from Operations	11,523,194	(25,905,576)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(189,876)	(815,106)
Total distributions	(189,876)	(815,106)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	2,783,541	6,220,145
Dividends reinvested	183,904	710,752
Value of shares redeemed	(14,911,052)	(36,377,370)
Net Increase (Decrease) Resulting
from Capital Transactions	(11,943,607)	(29,446,473)
Redemption fees	—	1,187
Net Increase (Decrease) in Net Assets	(610,289)	(56,165,968)
NET ASSETS:
Beginning of period	62,961,636	119,127,604
End of period	$62,351,347	$62,961,636

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2021
	(Unaudited)
Net Asset Value – Beginning of Period	$10.87
Income from Investment Operations
Net investment income (loss)(1)	(0.01)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(1)	2.26
Total Income (Loss) from Investment Operations	2.25

Distributions to Shareholders
Net investment income	(0.04)
Net realized gains	—
Total Distributions	(0.04)

Capital Share Transactions
Redemption fees added to paid-in capital	—
Total Capital Share Transactions	—
Net Asset Value – End of Period	$13.08
Total Return	20.72	%(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$62,351
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(4)
Expenses excluding reimbursement/waiver	2.27	%(4)
Net investment income (loss)
including reimbursement/waiver	-0.09	%(4)
Net investment income (loss)
excluding reimbursement/waiver	-0.87	%(4)
Portfolio turnover rate	0	%(3)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not Annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2020	2019	2018	2017	2016
$14.11	$16.07	$16.52	$15.81	$14.55

0.02	0.09	0.02	0.03	—	(2)

(3.16)	(0.43)	(0.15)	1.43	1.26
(3.14)	(0.34)	(0.13)	1.46	1.26

(0.10)	(0.03)	(0.03)	—	—
—	(1.59)	(0.29)	(0.75)	—
(0.10)	(1.62)	(0.32)	(0.75)	—

— (2)	— (2)	— (2)	— (2)	—	(2)
— (2)	— (2)	— (2)	— (2)	—	(2)
$10.87	$14.11	$16.07	$16.52	$15.81
-22.43%	-1.10%	-0.89%	9.79%	8.66%

$62,962	$119,128	$145,062	$151,346	$123,878

1.49%	1.49%	1.49%	1.49%	1.49%
1.99%	1.90%	1.82%	1.80%	1.79%

0.17%	0.66%	0.12%	0.23%	0.00	%(5)

-0.33%	0.25%	-0.21%	-0.08%	-0.30%
8%	3%	37%	5%	9%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate  one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit,

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$8,178,361	$—	$—	$8,178,361
Foreign
Common Stocks	36,890,544	—	—	36,890,544
Foreign
Preferred Stocks	7,869,824	—	—	7,869,824
Short-Term
Investments	763,228	—	—	763,228
TOTAL	$53,701,957	$—	$—	$53,701,957

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 inputs for the six months ended March 31, 2021.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2017.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
Ordinary Income	$815,048	$248,455
Long-Term Capital Gains	—	13,538,673
Distribution in Excess	58	—
Total	$815,106	$13,787,128

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2020, certain differences were reclassified. The reclassifications were as follows:

Increase Total Distributable Earnings	$58
Decrease Paid-in Capital	$(58)

B. Tax Basis of Investments:  As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$71,037,504
Gross unrealized appreciation	10,484,035
Gross unrealized depreciation	(18,754,640)
Net tax unrealized appreciation (depreciation)	(8,270,605)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(7,114,515)
Total distributable earnings (accumulated deficit)	$(15,385,120)

Net capital losses incurred after October 31st, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st.  For the fiscal year ended September 30, 2020, the Fund deferred on a tax basis, late-year ordinary losses of $10,572. There were no post-October losses for the fiscal year ended September 30, 2020.

At September 30, 2020, the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
$2,767	$7,101,176	Unlimited

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated November 5, 2020 (“Management Agreement”), effective November 5, 2020, with the Adviser. The Management Agreement has been renewed  through November 5, 2022. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has contractually agreed to waive or reimburse the Fund to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through November 5, 2022, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund's business, including, but not limited to, Acquired Fund Fees and Expenses. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of March 31, 2021, the Adviser may in the future recover fee reductions and expense reimbursements totaling $234,980, $472,529, $513,705, and $284,367 from the Fund. The Adviser may recover these amounts no later than March 31, 2024, September 30th of 2023, 2022, and 2021, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.

Line of Credit:  The Fund has established a line of credit (“LoC”) with U.S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral. The LoC will mature, unless renewed, on October 25, 2021. Borrowing under the LoC is limited to the lesser of $8,000,000, 10% of the total market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3.25% at March 31, 2021. During the period the Fund borrowed under this arrangement; the average principal balance, interest rate, and maximum loan outstanding for the period were approximately $113,621, 3.25%, and $5,086,000 on November 24, 2020, respectively. As of March 31, 2021, the Fund had no outstanding borrowings under this agreement.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2021, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $0 and $17,564,501, respectively. There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2021.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2021 (Unaudited)

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2021, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2021	September 30,
	(Unaudited)	2020
Beginning Shares	5,791,920	8,442,427
Shares Sold	225,901	486,728
Shares Issued in Reinvestment
of Distributions	14,819	50,659
Total	6,032,640	8,979,814
Less Shares Redeemed	(1,265,998)	(3,187,894)
Ending Shares	4,766,642	5,791,920

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2021, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 79% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of March 31, 2021, 71.8% of the Fund’s net assets were invested in foreign securities.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments or disclosures other than the below were required to the financial statements.

The Cook & Bynum Fund	Additional Information
March 31, 2021 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Part F of Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2020, 0.00% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2020, 0.00% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
March 31, 2021 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
$160,353	$0.02768564	87.09%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “Company Act”), to promote effective liquidity risk management throughout the fund industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of  the Cook & Bynum Funds Trust (the “Trust” or “Fund”), met on November 20, 2019 (the “Meeting”) to review the Liquidity Risk Management Program (the “Program”) applicable to the Fund, pursuant to the Liquidity Rule. During the meeting, the Board approved the adoption of the Program by the Fund to meet the requirements of the Liquidity Rule and the liquidity-related reporting requirements of Rule 30b1-10 under the Company Act and Form N-LIQUID, effective December 1, 2019.

The Fund has appointed the Trust’s Valuation Committee to serve as the Liquidity Program Administrator (“LPA”) for the Fund’s Program.  The LPA is responsible for implementation and oversight of the Program, as well as quarterly and annual reporting to the Board.

The Cook & Bynum Fund	Additional Information
March 31, 2021 (Unaudited)

The Program requires that the LPA review the classification of each portfolio investment classification on at least a monthly basis in connection with reporting on Form N-PORT and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of the classifications of the Fund’s investments.

The Program also establishes the Fund’s Highly Liquid Investment Minimum (“HLIM”) (the percentage of the Fund’s net assets that the Fund invests in highly liquid investments) as 50% of total net assets and states that the LPA should review the HLIM assigned to the Fund no less frequently than annually.

The Program states that, generally, no fund, including the Fund, may acquire any illiquid investment if, immediately after the acquisition of a security, the fund would have invested more than 15% of its net assets in illiquid investments. If the Fund holds more than 15% of its net assets in illiquid investments: (i) the LPA shall make a report of such an occurrence to the Fund’s Board within 1 business day of the occurrence, with an explanation of the extent and causes of the occurrence and how the Fund plans to bring its illiquid investments to or below 15% of net assets within a reasonable period of time; and (ii) if the amount of the Fund’s illiquid investments is still above 15% of its net assets 30 days from the occurrence (and at each 30-day period thereafter), the Board, including a majority of Trustees who are not interested persons of the Fund, shall assess whether the Fund’s plans to bring its illiquid investments to or below 15% of net assets continues to be in the best interest of the Fund.

Since the implementation of the Program on December 1, 2019 through March 31, 2021, there have been no material changes to the Program.  The LPA believes that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule with respect to the Fund.

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
March 31, 2021 (Unaudited)

Trustees and Officers

# of
Portfolios
Name,		Term of		in Fund	Other
Age	Position(s)	Office and		Complex	Director/
and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served+	During Past Five Years	by Trustee	Positions
Independent Trustees and Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a	1	None
Cook**	and	has served	Principal of and Portfolio
Year of	Trustee	as President	Manager for Cook & Bynum
Birth: 1978		of the Trust	Capital Management, LLC
		since March	(“CBCM”) since 2006.
2009 and
Trustee of the
Trust since
November
2020.
Independent Trustees^
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford &		Chairman,
Birth:		of the Trust	Company since		Crawford &
1955		since May	January 1, 2010.		Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
**	Mr. Cook is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

The Cook & Bynum Fund	Additional Information
March 31, 2021 (Unaudited)

# of
Portfolios
Name,		Term of		in Fund	Other
Age	Position(s)	Office and		Complex	Director/
and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served+	During Past Five Years	by Trustee	Positions
Independent Trustees^
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	Managing Director of The
Year of		as a Trustee	Ansley Capital Group LLC and
Birth:		of the Trust	a Principal of Ansley Equity
1949		since April	Partners, LLC since 2014.
		2014.	Mr. Carson has been the
Principal of both the Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company, LLC
from September 2003
to April 2013.
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

The Cook & Bynum Fund	Additional Information
March 31, 2021 (Unaudited)

Term of
Name,	Position(s)	Office
Age and	Held with	and Length of	Principal Occupation
Address*	the Trust	Time Served+	During Past Five Years
Officers
David A.	Vice	Mr. Hobbs	Since May 2010, Mr. Hobbs has served as a
Hobbs	President,	has served as	Principal and President of CBCM.
Year of	Treasurer,	Vice President
Birth:	and	of the Trust
1977	Principal	since January
	Financial	2011. He has
	Officer	served as
Treasurer and
Principal
Financial
Officer of the
Trust since
January 2020.
Amanda S.	Secretary,	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen	Chief	has served as
Year of	Compliance	Secretary, Chief
Birth:	Officer, and	Compliance
1983	Anti-Money	Officer, and
	Laundering	Anti-Money
	Officer	Laundering
Officer of the
Trust since
January 2020.
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2021

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cook & Bynum Funds Trust

By (Signature and Title)*       /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    May 26, 2021

By (Signature and Title)*       /s/David A. Hobbs
David A. Hobbs,
Treasurer (Principal Financial Officer)

Date    May 26, 2021

* Print the name and title of each signing officer under his or her signature